Emerson Reports Fourth Quarter and Full Year 2023 Results;
Provides Initial 2024 Outlook
ST. LOUIS (November 7, 2023) - Emerson (NYSE: EMR) today reported results for its fourth quarter and fiscal year ended September 30, 2023, which are presented on a continuing operations basis. Emerson also declared a quarterly cash dividend of $0.525 per share of common stock payable December 11, 2023 to stockholders of record November 17, 2023.

(dollars in millions, except per share)	2022 Q4	2023 Q4	Change	2022	2023	Change
Underlying Orders[1]			5%			5%
Net Sales	$3,892	$4,090	5%	$13,804	$15,165	10%
Underlying Sales[2]			5%			10%
Pretax Earnings	$603	$904		$2,432	$2,726
Margin	15.5%	22.1%	660 bps	17.6%	18.0%	40 bps
Adjusted Segment EBITA[3]	$963	$1,045		$3,147	$3,794
Margin	24.7%	25.5%	80 bps	22.8%	25.0%	220 bps
GAAP Earnings Per Share	$0.82	$1.22	49%	$3.16	$3.72	18%
Adjusted Earnings Per Share[4]	$1.07	$1.29	21%	$3.64	$4.44	22%
Operating Cash Flow	$813	$1,007	24%	$2,048	$2,726	33%
Free Cash Flow	$713	$838	17%	$1,749	$2,363	35%
Management Commentary
"Emerson completed an exceptional fiscal 2023 with double-digit sales growth, strong operating leverage and robust adjusted earnings per share growth,” said Emerson President and Chief Executive Officer Lal Karsanbhai. “This momentum and our continued focus on execution, leading technology and resilient end-markets provides confidence in our guidance for fiscal 2024.”
Karsanbhai continued, “In the quarter, we also closed the acquisition of NI, largely completing our transformation into an automation leader. Our differentiated portfolio with NI and accelerated investments in new-to-the-world innovation provide a unique opportunity to solve many of our customers' toughest challenges and create long-term shareholder value.”
2024 Outlook
The following tables summarize the fiscal year 2024 guidance framework and incorporates, other than as set forth below, our NI acquisition5, which closed on October 11, 2023. The 2024 outlook assumes approximately $500 million returned to shareholders through share repurchases and approximately $1.2 billion of dividend payments. Guidance figures are approximate.

	2024 Q1	2024
Net Sales Growth	14% - 17.5%	13% - 15.5%
Underlying Sales Growth	6.5% - 8.5%	4% - 6%
Earnings Per Share[5]	$0.45 - $0.50	$3.82 - $4.02
Amortization of Intangibles	~$0.17	~$0.67
Restructuring / Related Costs	~$0.08	~$0.22
Acquisition / Divestiture Fees and Related Costs	~$0.19	~$0.22
Copeland Equity Loss	~$0.11	~$0.22
Adjusted Earnings Per Share	$1.00 - $1.05	$5.15 - $5.35
Operating Cash Flow		$3.0B - $3.1B
Free Cash Flow		$2.6B - $2.7B
1 Underlying orders does not include AspenTech.
2 Underlying sales excludes the impact of currency translation, and significant acquisitions and divestitures. Heritage AspenTech and Emerson's businesses contributed to AspenTech are included in underlying sales beginning in 2023 Q4.
3 Adjusted segment EBITA represents segment earnings excluding restructuring and intangibles amortization expense.

4 Adjusted EPS excludes restructuring and related costs, NI investment gains, acquisition/divestiture costs, write-offs associated with Emerson's Russia exit, an AspenTech Micromine purchase price hedge, the income/loss of Emerson's 40% share of Copeland, interest income on undeployed proceeds and intangibles amortization expense. Post-Copeland transaction close, adjusted EPS now includes the interest on the Copeland note receivable valued at $0.04 and $0.05 for the fourth quarter and fiscal year 2023, respectively.
5 GAAP earnings per share guidance for 2024 does not include the impact of intangibles amortization and other purchase accounting-related costs related to the NI transaction. The initial accounting for the transaction is not yet complete and therefore Emerson is unable to estimate these amounts. Although these items may have a significant impact on GAAP EPS, they will be excluded from adjusted earnings per share and will have no impact on cash flows.
Conference Call
Today, beginning at 7:00 a.m. Central Time / 8:00 a.m. Eastern Time, Emerson management will discuss the fourth quarter results during an investor conference call. Participants can access a live webcast available at www.emerson.com/investors at the time of the call. A replay of the call will be available for 90 days. Conference call slides will be posted in advance of the call on the company website.
About Emerson
Emerson (NYSE: EMR) is a global technology and software company providing innovative solutions for the world's essential industries. Through its leading automation portfolio, including its majority stake in AspenTech, Emerson helps hybrid, process and discrete manufacturers optimize operations, protect personnel, reduce emissions and achieve their sustainability goals. For more information, visit Emerson.com.
Forward-Looking and Cautionary Statements
Statements in this press release that are not strictly historical may be “forward-looking” statements, which involve risks and uncertainties, and Emerson undertakes no obligation to update any such statements to reflect later developments. These risks and uncertainties include the scope, duration and ultimate impacts of the Russia-Ukraine and other global conflicts, as well as economic and currency conditions, market demand, pricing, protection of intellectual property, cybersecurity, tariffs, competitive and technological factors, inflation, among others, as set forth in the Company's most recent Annual Report on Form 10-K and subsequent reports filed with the SEC. The outlook contained herein represents the Company's expectation for its consolidated results, other than as noted herein.
Emerson uses our Investor Relations website, www.Emerson.com/investors, as a means of disclosing information which may be of interest or material to our investors and for complying with disclosure obligations under Regulation FD. Accordingly, investors should monitor our Investor Relations website, in addition to following our press releases, SEC filings, public conference calls, webcasts and social media. The information contained on, or that may be accessed through, our website is not incorporated by reference into, and is not a part of, this document.
Contacts

Investors:	Media:
Colleen Mettler	Joseph Sala / Tanner Kaufman / Greg Klassen
(314) 553-2197	Joele Frank, Wilkinson Brimmer Katcher
(212) 355-4449

(tables attached)

				Table 1
EMERSON AND SUBSIDIARIES
CONSOLIDATED OPERATING RESULTS
(AMOUNTS IN MILLIONS EXCEPT PER SHARE, UNAUDITED)

	Quarter Ended September 30,		Year Ended September 30,

	2022	2023	2022	2023

Net sales	$3,892	$4,090	$13,804	$15,165
Costs and expenses:
Cost of sales	2,063	2,078	7,498	7,738
SG&A expenses	983	1,114	3,614	4,186
Gain on subordinated interest	—	(161)	(453)	(161)
Other deductions, net	189	263	519	683
Interest expense (income), net	54	(77)	194	34
Interest income from related party[1]	—	(31)	—	(41)
Earnings from continuing operations before income taxes	603	904	2,432	2,726
Income taxes	150	209	549	599
Earnings from continuing operations	453	695	1,883	2,127
Discontinued operations, net of tax	255	43	1,347	11,073
Net earnings	708	738	3,230	13,200
Less: Noncontrolling interests in subsidiaries	(32)	(6)	(1)	(19)
Net earnings common stockholders	$740	$744	$3,231	$13,219

Earnings common stockholders
Earnings from continuing operations	$486	$701	$1,886	$2,152
Discontinued operations	254	43	1,345	11,067
Net earnings common stockholders	$740	$744	$3,231	$13,219

Diluted avg. shares outstanding	594.5	574.7	596.3	577.3

Diluted earnings per share common stockholders
Earnings from continuing operations	$0.82	$1.22	$3.16	$3.72
Discontinued operations	0.42	0.07	2.25	19.16
Diluted earnings per common share	$1.24	$1.29	$5.41	$22.88

	Quarter Ended September 30,		Year Ended September 30,

	2022	2023	2022	2023
Other deductions, net
Amortization of intangibles	$129	$125	$336	$482
Restructuring costs	31	31	75	72
Other	29	107	108	129
Total	$189	$263	$519	$683
[1] Represents interest on the Copeland note receivable.

		Table 2
EMERSON AND SUBSIDIARIES
CONSOLIDATED BALANCE SHEETS
(DOLLARS IN MILLIONS, UNAUDITED)

	Year Ended Sept 30
	2022	2023
Assets
Cash and equivalents	$1,804	$8,051
Receivables, net	2,261	2,518
Inventories	1,742	2,006
Other current assets	1,301	1,244
Current assets held-for-sale	1,398	—
Total current assets	8,506	13,819
Property, plant & equipment, net	2,239	2,363
Goodwill	13,946	14,480
Other intangible assets	6,572	6,263
Copeland note receivable and equity investment	—	3,255
Other	2,151	2,566
Noncurrent assets held-for-sale	2,258	—
Total assets	$35,672	$42,746

Liabilities and equity
Short-term borrowings and current
maturities of long-term debt	$2,115	$547
Accounts payable	1,276	1,275
Accrued expenses	3,038	3,210
Current liabilities held-for-sale	1,348	—
Total current liabilities	7,777	5,032
Long-term debt	8,259	7,610
Other liabilities	3,153	3,506
Noncurrent liabilities held-for-sale	167	—
Equity
Common stockholders' equity	10,364	20,689
Noncontrolling interests in subsidiaries	5,952	5,909
Total equity	16,316	26,598
Total liabilities and equity	$35,672	$42,746

		Table 3
EMERSON AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF CASH FLOWS
(DOLLARS IN MILLIONS, UNAUDITED)

	Year Ended Sept 30
	2022	2023
Operating activities
Net earnings	$3,230	$13,200
Earnings from discontinued operations, net of tax	(1,347)	(11,073)
Adjustments to reconcile net earnings to net cash provided by operating activities:
Depreciation and amortization	842	1,051
Stock compensation	125	250
Pension expense	2	(71)
Pension funding	(43)	(43)
Changes in operating working capital	(312)	(190)
Gain on subordinated interest	(453)	(161)
Other, net	4	(237)
Cash from continuing operations	2,048	2,726
Cash from discontinued operations	874	(2,089)
Cash provided by operating activities	2,922	637

Investing activities
Capital expenditures	(299)	(363)
Purchases of businesses, net of cash and equivalents acquired	(5,702)	(705)
Divestitures of businesses	17	—
Proceeds from subordinated interest	438	176
Proceeds from related party note receivable	—	918
Other, net	(138)	(141)
Cash from continuing operations	(5,684)	(115)
Cash from discontinued operations	350	12,530
Cash provided by (used in) investing activities	(5,334)	12,415

Financing activities
Net increase (decrease) in short-term borrowings	1,241	(1,578)
Proceeds from short-term borrowings greater than three months	1,162	395
Payments of short-term borrowings greater than three months	(1,165)	(400)
Proceeds from long-term debt	2,975	—
Payments of long-term debt	(522)	(741)
Dividends paid	(1,223)	(1,198)
Purchases of common stock	(500)	(2,000)
AspenTech purchases of common stock	—	(214)
Payment of related party note payable	—	(918)
Other, net	80	(169)
Cash provided by (used in) financing activities	2,048	(6,823)

Effect of exchange rate changes on cash and equivalents	(186)	18
Increase (Decrease) in cash and equivalents	(550)	6,247
Beginning cash and equivalents	2,354	1,804
Ending cash and equivalents	$1,804	$8,051

Table 4
EMERSON AND SUBSIDIARIES
SEGMENT SALES AND EARNINGS
(AMOUNTS IN MILLIONS, UNAUDITED)
The following tables show results for the Company's segments on an adjusted segment EBITA basis and are intended to supplement the Company's results of operations, including its segment earnings which are defined as earnings before interest and taxes. The Company defines adjusted segment and total segment EBITA as segment earnings excluding intangibles amortization expense, and restructuring and related expense. Adjusted segment and total segment EBITA, and adjusted segment and total segment EBITA margin are measures used by management and may be useful for investors to evaluate the Company's segments' operational performance.

	Quarter Ended Sept 30
	2022	2023	Reported	Underlying

Sales
Final Control	$1,001	$1,081	8%	7%
Measurement & Analytical	921	1,045	14%	15%
Discrete Automation	718	666	(7)%	(8)%
Safety & Productivity	336	354	5%	4%
Intelligent Devices	$2,976	$3,146	6%	6%

Control Systems & Software	687	714	4%	3%
AspenTech	251	249	(1)%	(1)%
Software and Control	$938	$963	3%	2%

Eliminations	(22)	(19)
Total	$3,892	$4,090	5%	5%

Sales Growth by Geography
Quarter Ended Sept 30
Americas	3%
Europe	8%
Asia, Middle East & Africa	5%

Table 4 cont.

	Year Ended Sept 30
	2022	2023	Reported	Underlying

Sales
Final Control	$3,607	$3,970	10%	13%
Measurement & Analytical	3,215	3,595	12%	16%
Discrete Automation	2,612	2,635	1%	3%
Safety & Productivity	1,402	1,388	(1)%	(1)%
Intelligent Devices	$10,836	$11,588	7%	10%

Control Systems & Software	2,398	2,606	9%	11%
AspenTech	656	1,042	59%	(1)%
Software and Control	$3,054	$3,648	20%	10%

Eliminations	(86)	(71)
Total	$13,804	$15,165	10%	10%

Sales Growth by Geography
Year Ended Sept 30
Americas	10%
Europe	10%
Asia, Middle East & Africa	9%

Table 4 cont.

	Quarter Ended Sept 30		Quarter Ended Sept 30
	2022		2023
	As Reported (GAAP)	Adjusted EBITA (Non-GAAP)	As Reported (GAAP)	Adjusted EBITA (Non-GAAP)
Earnings
Final Control	$168	$233	$247	$285
Margins	16.7%	23.2%	22.9%	26.4%
Measurement & Analytical	250	250	275	298
Margins	27.2%	27.1%	26.3%	28.4%
Discrete Automation	177	180	131	145
Margins	24.6%	24.1%	19.7%	21.8%
Safety & Productivity	51	67	78	83
Margins	15.1%	19.9%	21.9%	23.5%
Intelligent Devices	$646	$730	$731	$811
Margins	21.7%	24.5%	23.2%	25.8%

Control Systems & Software	143	152	151	158
Margins	20.8%	22.0%	21.1%	22.2%
AspenTech	(39)	81	(47)	76
Margins	(15.2)%	32.9%	(18.7)%	30.2%
Software and Control	$104	$233	$104	$234
Margins	11.2%	24.9%	10.8%	24.3%

Corporate items and interest expense, net:
Stock compensation	(33)	(33)	(52)	(52)
Unallocated pension and postretirement costs	23	23	38	38
Corporate and other	(83)	(27)	(70)	(41)
Gain on Vertiv Investment	—	—	161	—
Copeland equity method investment loss	—	—	(116)	—
Interest (expense) income, net	(54)	—	77	—
Interest income from related party[1]	—	—	31	—

Pretax Earnings / Adjusted EBITA	$603	$926	$904	$990
Margins	15.5%	23.8%	22.1%	24.2%

Supplemental Total Segment Earnings:
Adjusted Total Segment EBITA		$963		$1,045
Margins		24.7%		25.5%

[1] Represents interest on the Copeland note receivable.

	Year Ended Sept 30		Year Ended Sept 30
	2022		2023
	As Reported (GAAP)	Adjusted EBITA (Non-GAAP)	As Reported (GAAP)	Adjusted EBITA (Non-GAAP)
Earnings
Final Control	$592	$761	$865	$981
Margins	16.4%	21.1%	21.8%	24.7%
Measurement & Analytical	785	809	936	976
Margins	24.4%	25.2%	26.0%	27.1%
Discrete Automation	542	572	509	565
Margins	20.7%	21.9%	19.3%	21.4%
Safety & Productivity	250	286	306	332
Margins	17.8%	20.3%	22.0%	23.9%
Intelligent Devices	$2,169	$2,428	$2,616	$2,854
Margins	20.0%	22.4%	22.6%	24.6%

Control Systems & Software	437	470	529	560
Margins	18.2%	19.6%	20.3%	21.5%
AspenTech	12	249	(107)	380
Margins	1.9%	38.0%	(10.3)%	36.4%
Software and Control	$449	$719	$422	$940
Margins	14.7%	23.5%	11.6%	25.8%

Corporate items and interest expense, net:
Stock compensation	(125)	(125)	(250)	(250)
Unallocated pension and postretirement costs	99	99	171	171
Corporate and other	(419)	(105)	(224)	(159)
Gain on Vertiv Investment	453	—	161	—
Copeland equity method investment loss	—	—	(177)	—
Interest (expense) income, net	(194)	—	(34)	—
Interest income from related party[1]	—	—	41	—

Pretax Earnings / Adjusted EBITA	$2,432	$3,016	$2,726	$3,556
Margins	17.6%	21.8%	18.0%	23.4%

Supplemental Total Segment Earnings:
Adjusted Total Segment EBITA		$3,147		$3,794
Margins		22.8%		25.0%

[1] Represents interest on the Copeland note receivable.

Table 4 cont.

	Quarter Ended Sept 30		Quarter Ended Sept 30
	2022		2023
	Amortization of Intangibles[1]	Restructuring and Related Costs[2]	Amortization of Intangibles[1]	Restructuring and Related Costs[2]
Final Control	$23	$42	$22	$16
Measurement & Analytical	6	(6)	12	11
Discrete Automation	7	(4)	7	7
Safety & Productivity	6	10	6	(1)
Intelligent Devices	$42	$42	$47	$33

Control Systems & Software	6	3	5	2
AspenTech	121	(1)	122	1
Software and Control	$127	$2	$127	$3

Corporate	—	3	—	2
Total	$169	$47	$174	$38

[1] Amortization of intangibles includes $49 and $49 reported in cost of sales for the three months ended September 30, 2022 and 2023, respectively.
[2] Restructuring and related costs includes $16 and $7 reported in cost of sales and selling, general and administrative expenses for the three months ended September 30, 2022 and 2023, respectively.

	Year Ended Sept 30		Year Ended Sept 30
	2022		2023
	Amortization of Intangibles[1]	Restructuring and Related Costs[2]	Amortization of Intangibles[1]	Restructuring and Related Costs[2]
Final Control	$94	$75	$88	$28
Measurement & Analytical	21	3	27	13
Discrete Automation	30	—	29	27
Safety & Productivity	26	10	26	—
Intelligent Devices	$171	$88	$170	$68

Control Systems & Software	22	11	22	9
AspenTech	237	—	486	1
Software and Control	$259	$11	$508	$10

Corporate	—	16	—	14
Total	$430	$115	$678	$92

[1] Amortization of intangibles includes $108 and $196 reported in cost of sales for the twelve months ended September 30, 2022 and 2023, respectively.
[2] Restructuring and related costs includes $40 and $20 reported in cost of sales and selling, general and administrative expenses for the twelve months ended September 30, 2022 and 2023, respectively.

	Quarter Ended Sept 30
	2022	2023

Depreciation and Amortization
Final Control	$56	$41
Measurement & Analytical	29	37
Discrete Automation	21	21
Safety & Productivity	13	13
Intelligent Devices	119	112

Control Systems & Software	22	23
AspenTech	123	123
Software and Control	145	146

Corporate	7	13
Total	$271	$271

	Year Ended Sept 30
	2022	2023

Depreciation and Amortization
Final Control	$212	$170
Measurement & Analytical	117	121
Discrete Automation	88	84
Safety & Productivity	57	57
Intelligent Devices	474	432

Control Systems & Software	93	90
AspenTech	242	492
Software and Control	335	582

Corporate	33	37
Total	$842	$1,051

Table 5

EMERSON AND SUBSIDIARIES
ADJUSTED CORPORATE AND OTHER SUPPLEMENTAL
(AMOUNTS IN MILLIONS, UNAUDITED)
The following table shows the Company's corporate and other expenses on an adjusted basis. The Company's definition of adjusted corporate and other excludes corporate restructuring and related costs, first year purchase accounting related items and transaction fees, and certain gains, losses or impairments. This metric is useful for reconciling from total adjusted segment EBITA to the Company's consolidated adjusted EBITA.

	Quarter Ended Sept 30
Corporate and Other	2022		2023
Corporate and other (GAAP)	$(83)		$(70)
Corporate restructuring and related costs	1		2
National Instruments investment gain	—		(9)
Other investment-related gains	(14)		—
Acquisition / divestiture costs	—		36
Russia business exit	19	1	—
AspenTech Micromine purchase price hedge	50		—

Adjusted corporate and other (Non-GAAP)	$(27)		$(41)

[1] The Russia business exit charge includes $2 of restructuring costs.

	Year Ended Sept 30
Corporate and Other	2022		2023
Corporate and other (GAAP)	$(419)		$(224)
Corporate restructuring and related costs	6		14
National Instruments investment gain	—		(56)
Other investment-related gains	(14)		—
Acquisition / divestiture costs	91		84
Russia business exit	181	1	47
AspenTech Micromine purchase price hedge	50		(24)

Adjusted corporate and other (Non-GAAP)	$(105)		$(159)

[1] The Russia business exit charge includes $10 of restructuring costs.

Table 6
EMERSON AND SUBSIDIARIES
ADJUSTED EBITA & EPS SUPPLEMENTAL
(AMOUNTS IN MILLIONS EXCEPT PER SHARE, UNAUDITED)
The following tables, which show results on an adjusted EBITA basis and diluted earnings per share on an adjusted basis, are intended to supplement the Company's discussion of its results of operations herein. The Company defines adjusted EBITA as earnings excluding interest expense, net, income taxes, intangibles amortization expense, restructuring expense, first year purchase accounting related items and transaction fees, gains or losses on the Copeland equity method investment, and certain gains, losses or impairments. Adjusted earnings per share excludes intangibles amortization expense, restructuring expense, first year purchase accounting related items and transaction fees, interest income on undeployed proceeds, gains or losses on the Copeland equity method investment, and certain gains, losses or impairments. Adjusted EBITA, adjusted EBITA margin, and adjusted earnings per share are measures used by management and may be useful for investors to evaluate the Company's operational performance.

	Quarter Ended Sept 30
	2022	2023

Pretax earnings	$603	$904
Percent of sales	15.5%	22.1%
Interest expense (income), net	54	(77)
Interest income from related party[1]	—	(31)
Amortization of intangibles	169	174
Restructuring and related costs	46	38
Acquisition/divestiture and related costs	—	36
Gain on subordinated interest	—	(161)
National Instruments investment gain	—	(9)
Other investment-related gains	(14)	—
AspenTech Micromine purchase price hedge	50	—
Loss on Copeland equity method investment	—	116
Russia business exit charge	19	—
Adjusted EBITA	$927	$990
Percent of sales	23.8%	24.2%

	Quarter Ended Sept 30
	2022	2023

GAAP earnings from continuing operations per share	$0.82	$1.22

Amortization of intangibles	0.14	0.16
Restructuring and related costs	0.06	0.07
Acquisition/divestiture and related costs	—	0.06
Gain on subordinated interest	—	(0.21)
National Instruments investment gain	—	(0.01)
Other investment-related gains	(0.02)	—
AspenTech Micromine purchase price hedge	0.04	—
Interest income on undeployed proceeds from Copeland transaction	—	(0.14)
Loss on Copeland equity method investment	—	0.14
Russia business exit charge	0.03	—

Adjusted earnings from continuing operations per share	$1.07	$1.29

Less: AspenTech contribution to adjusted earnings per share		(0.06)

Adjusted earnings per share excluding AspenTech contribution		$1.23

[1] Represents interest on the Copeland note receivable

	Year Ended Sept 30
	2022	2023

Pretax earnings	$2,432	$2,726
Percent of sales	17.6%	18.0%
Interest expense (income), net	194	34
Interest income from related party[1]	—	(41)
Amortization of intangibles	430	678
Restructuring and related costs	105	92
Acquisition/divestiture and related costs	91	84
Gain on subordinated interest	(453)	(161)
National Instruments investment gain	—	(56)
Other investment-related gains	(14)	—
AspenTech Micromine purchase price hedge	50	(24)
Loss on Copeland equity method investment	—	177
Russia business exit charge	181	47
Adjusted EBITA	$3,016	$3,556
Percent of sales	21.8%	23.4%

	Year Ended Sept 30
	2022	2023

GAAP earnings from continuing operations per share	$3.16	$3.72

Amortization of intangibles	0.45	0.62
Restructuring and related costs	0.14	0.14
Acquisition/divestiture costs and pre-acquisition interest on AspenTech debt	0.15	0.13
Gain on subordinated interest	(0.60)	(0.21)
National Instruments investment gain	—	(0.07)
Other investment-related gains	(0.02)	—
AspenTech Micromine purchase price hedge	0.04	(0.02)
Interest income on undeployed proceeds from Copeland transaction	—	(0.19)
Loss on Copeland equity method investment	—	0.24
Russia business exit charge	0.32	0.08

Adjusted earnings from continuing operations per share	$3.64	$4.44

Less: AspenTech contribution to adjusted earnings per share		(0.27)

Adjusted earnings per share excluding AspenTech contribution		$4.17

[1] Represents interest on the Copeland note receivable

Table 6 cont.

Quarter Ended September 30, 2023
	Pretax Earnings		Income Taxes	Earnings from Cont. Ops.	Non-Controlling Interests[3]	Net Earnings Common Stockholders	Diluted Earnings Per Share
As reported (GAAP)	$904		$209	$695	$(6)	$701	$1.22
Amortization of intangibles	174	[1]	40	134	41	93	0.16
Restructuring and related costs	38	[2]	—	38	1	37	0.07
Acquisition/divestiture and related costs	36		3	33	—	33	0.06
Gain on subordinated interest	(161)		(39)	(122)	—	(122)	(0.21)
National Instruments investment gain	(9)		(2)	(7)	—	(7)	(0.01)
Interest income on undeployed proceeds	(106)		(25)	(81)	—	(81)	(0.14)
Copeland equity method investment loss	116		33	83	—	83	0.14
Adjusted (Non-GAAP)	$992		$219	$773	$36	$737	$1.29
Interest expense, net (excluding interest income on undeployed proceeds)	29
Interest income from related party[4]	(31)
Adjusted EBITA (Non-GAAP)	$990

[1] Amortization of intangibles includes $49 reported in cost of sales.
[2] Restructuring and related costs includes $7 reported in cost of sales.
[3] Represents the non-controlling interest in AspenTech applied to AspenTech's share of each adjustment presented herein and eliminated from Emerson's consolidated results.
[4] Represents interest on the Copeland note receivable.

Year Ended September 30, 2023
	Pretax Earnings		Income Taxes	Earnings from Cont. Ops.	Non-Controlling Interests[3]	Net Earnings Common Stockholders	Diluted Earnings Per Share
As reported (GAAP)	$2,726		$599	$2,127	$(25)	$2,152	$3.72
Amortization of intangibles	678	[1]	156	522	166	356	0.62
Restructuring and related costs	92	[2]	13	79	1	78	0.14
Acquisition/divestiture and related costs	84		7	77	—	77	0.13
Gain on subordinated interest	(161)		(39)	(122)	—	(122)	(0.21)
National Instruments investment gain	(56)		(13)	(43)	—	(43)	(0.07)
Interest income on undeployed proceeds	(141)		(33)	(108)	—	(108)	(0.19)
Copeland equity method investment loss	177		43	134	—	134	0.24
AspenTech Micromine purchase price hedge	(24)		(5)	(19)	(8)	(11)	(0.02)
Russia business exit charge	47		—	47	—	47	0.08
Adjusted (Non-GAAP)	$3,422		$728	$2,694	$134	$2,560	$4.44
Interest expense, net (excluding interest income on undeployed proceeds)	175
Interest income from related party[4]	(41)
Adjusted EBITA (Non-GAAP)	$3,556

[1] Amortization of intangibles includes $196 reported in cost of sales.
[2] Restructuring and related costs includes $20 reported in cost of sales.
[3] Represents the non-controlling interest in AspenTech applied to AspenTech's share of each adjustment presented herein and eliminated from Emerson's consolidated results.
[4] Represents interest on the Copeland note receivable.

Table 7
EMERSON AND SUBSIDIARIES
ASPENTECH CONTRIBUTION TO EMERSON RESULTS SUPPLEMENTAL
(AMOUNTS IN MILLIONS EXCEPT PER SHARE, UNAUDITED)
The following tables reconcile the financial results of AspenTech reported to its shareholders with the amounts included in Emerson's consolidated financial results. Emerson currently owns approximately 57 percent of the common shares outstanding of AspenTech, a separately traded public company (NASDAQ: AZPN), and consolidates AspenTech in its financial results. The 43 percent non-controlling interest in AspenTech is removed from Emerson's net earnings common stockholders through the non-controlling interest line item. AspenTech is also one of Emerson's segments and its GAAP segment earnings is reconciled below to its consolidated impact to clarify that certain items are reported outside of its segment earnings within Emerson corporate, including interest income, stock compensation and the Micromine purchase price hedge.

Quarter Ended September 30, 2023
	Pretax Earnings		Income Taxes (Benefit)	Earnings from Cont. Ops.	Non-Controlling Interests[4]	Net Earnings Common Stockholders	Diluted Earnings Per Share
Standalone reporting (GAAP)	$(52)	1	$(17)	$(35)
Other	3		—	3
Reported in Emerson consolidation (GAAP)	(49)		(17)	(32)	(14)	(18)	$(0.03)

Adjustments:
Amortization of intangibles	122	2	27	95	41	54	0.09
Restructuring	1		—	1	1	—	0.00
Adjusted (Non-GAAP)	$74		$10	$64	$28	$36	$0.06
Interest income	(14)	3
Stock compensation	16	3
Adjusted Segment EBITA (Non-GAAP)	$76

Reconciliation to Segment EBIT

Pre-tax earnings	$(49)
Interest income	(14)	3
Stock compensation	16	3
Segment EBIT (GAAP)	$(47)
Amortization of intangibles	122	2
Restructuring	1
Adjusted Segment EBITA (Non-GAAP)	$76

[1] Amount reflects AspenTech's pretax earnings for the three months ended September 30, 2023 as reported in its quarterly earnings release 8-K.
[2] Amortization of intangibles includes $48 reported in cost of sales.
[3] Reported in Emerson corporate line items.
[4] Represents the non-controlling interest in AspenTech applied to each adjustment presented herein and eliminated from Emerson's consolidated results.

Year Ended September 30, 2023
	Pretax Earnings		Income Taxes (Benefit)		Earnings from Cont. Ops.	Non-Controlling Interests[5]	Net Earnings Common Stockholders	Diluted Earnings Per Share
Standalone reporting (GAAP)	$(128)	1	$3		$(131)
Interim tax reporting/Other	2		(50)	2	52
Reported in Emerson consolidation (GAAP)	(126)		(47)		(79)	(35)	(44)	$(0.08)

Adjustments:
Amortization of intangibles	486	3	107		379	166	213	0.37
Restructuring	1		—		1	1	—	0.00
AspenTech Micromine purchase price hedge	(24)	4	(5)		(19)	(8)	(11)	(0.02)
Adjusted (Non-GAAP)	$337		$55		$282	$124	$158	$0.27
Interest income	(41)	4
Stock compensation	84	4
Adjusted Segment EBITA (Non-GAAP)	$380

Reconciliation to Segment EBIT

Pre-tax earnings	$(126)
Interest income	(41)	4
Stock compensation	84	4
Micromine purchase price hedge	(24)	4
Segment EBIT (GAAP)	$(107)
Amortization of intangibles	486	3
Restructuring	1
Adjusted Segment EBITA (Non-GAAP)	$380

[1] Amount reflects AspenTech's pretax earnings for the twelve months ended September 30, 2023, derived from AspenTech's results for the year ended June 30, 2023 as reported in their Annual Report on Form 10-K, the results for the three months ended September 30, 2022 as reported in their Form 10-Q, and the results for the three months ended September 30, 2023 as reported in its quarterly earnings release 8-K.

2 GAAP income taxes reported by AspenTech differ from the amount reflected in Emerson's consolidated financial statements due to the application of the ASC 740 tax rules at the AspenTech entity level in their stand-alone publicly reported financial statements as compared to the amount computed at the Emerson consolidated level.

[3] Amortization of intangibles includes $192 reported in cost of sales.
[4] Reported in Emerson corporate line items.
[5] Represents the non-controlling interest in AspenTech applied to each adjustment presented herein and eliminated from Emerson's consolidated results.

Table 8
SUPPLEMENTAL INFORMATION
NI RESULTS
(AMOUNTS IN MILLIONS, UNAUDITED)
The following table provides unaudited results for NI before Emerson's acquisition on October 11, 2023 and are not included in Emerson's 2023 results. The figures are for informational purposes only and are provided to show NI's quarterly results on an Emerson fiscal calendar and comparable segment basis. NI's future results will be reported as the new Test & Measurement segment beginning in Q1 of 2024.

	Q1	Q2	Q3	Q4	2023

Sales	$448	$437	$417	$391	$1,693

Pretax Earnings	$49	$54	$32	$34	$169

Net Interest Expense / (Income)	$7	$8	$10	$9	$34

Earnings Before Interest and Taxes (EBIT)	$56	$62	$42	$43	$203
% of sales	12.6%	14.2%	10.0%	11.1%	12.0%

Stock Based Compensation[1]	$18	$15	$15	$16	$64
Acquisition and Related Costs[1]	$—	$(1)	$16	$3	$18

Comparable Segment EBIT	$74	$76	$73	$62	$285
% of sales	16.6%	17.4%	17.4%	15.8%	16.8%

Amortization of Intangibles	$12	$12	$13	$12	$49
Restructuring and Related Costs	$9	$16	$1	$(1)	$25

Comparable Adjusted Segment EBITA	$95	$104	$87	$73	$359
% of sales	21.1%	23.8%	20.9%	18.6%	21.2%
1 To be reported in Emerson corporate line items.

Reconciliations of Non-GAAP Financial Measures & Other					Table 9

Reconciliations of Non-GAAP measures with the most directly comparable GAAP measure (dollars in millions, except per share amounts). See tables 4 through 7 for additional non-GAAP reconciliations.

Q4 FY23 Underlying Sales Change	Final Control	Measurement & Analytical	Discrete Automation	Safety & Productivity	Intelligent Devices
Reported (GAAP)	8%	14%	(7)%	5%	6%
(Favorable) / Unfavorable FX	(1)%	—%	(1)%	(1)%	(1)%
(Acquisitions)	—%	—%	—%	—%	—%
Divestitures	—%	1%	—%	—%	1%
Underlying (Non-GAAP)	7%	15%	(8)%	4%	6%

Q4 FY23 Underlying Sales Change	Control Systems & Software	AspenTech	Software and Control		Emerson
Reported (GAAP)	4%	(1)%	3%		5%
(Favorable) / Unfavorable FX	(1)%	—%	(1)%		(1)%
(Acquisitions)	—%	—%	—%		—%
Divestitures	—%	—%	—%		1%
Underlying (Non-GAAP)	3%	(1)%	2%		5%

Year Ended Sept 30, 2023 Underlying Sales Change	Final Control	Measurement & Analytical	Discrete Automation	Safety & Productivity	Intelligent Devices
Reported (GAAP)	10%	12%	1%	(1)%	7%
(Favorable) / Unfavorable FX	2%	2%	2%	—%	2%
(Acquisitions)	—%	—%	—%	—%	—%
Divestitures	1%	2%	—%	—%	1%
Underlying (Non-GAAP)	13%	16%	3%	(1)%	10%

Year Ended Sept 30, 2023 Underlying Sales Change	Control Systems & Software	AspenTech	Software and Control		Emerson
Reported (GAAP)	9%	59%	20%		10%
(Favorable) / Unfavorable FX	1%	—%	1%		2%
(Acquisitions)	—%	(60)%	(12)%		(3)%
Divestitures	1%	—%	1%		1%
Underlying (Non-GAAP)	11%	(1)%	10%		10%

2024E November Guidance Underlying Sales	FY24E	Q1 FY24E
Reported (GAAP)	13% - 15.5%	14% - 17.5%
(Favorable) / Unfavorable FX	~1%	~-%
(Acquisitions)	(10) - (10.5)%	(8.5) - (10)%
Divestitures	~-%	~1%
Underlying (Non-GAAP)	4% - 6%	6.5% - 8.5%

Final Control Adjusted EBITA	Q4 2022	Q4 2023	Q4 2022	Q4 2023
Business Segment EBIT / EBIT margin (GAAP)	$168	$247	16.7%	22.9%
Amortization of intangibles and restructuring and related costs	65	38	6.5%	3.5%
Adjusted Business Segment EBITA / EBITA margin (Non-GAAP)	$233	$285	23.2%	26.4%

Final Control Adjusted EBITA	FY22	FY23	FY22	FY23
Business Segment EBIT / EBIT margin (GAAP)	$592	$865	16.4%	21.8%
Amortization of intangibles and restructuring and related costs	169	116	4.7%	2.9%
Adjusted Business Segment EBITA / EBITA margin (Non-GAAP)	$761	$981	21.1%	24.7%

Measurement & Analytical Adjusted EBITA	Q4 2022	Q4 2023	Q4 2022	Q4 2023
Business Segment EBIT / EBIT margin (GAAP)	$250	$275	27.2%	26.3%
Amortization of intangibles and restructuring and related costs	0	23	(0.1)%	2.1%
Adjusted Business Segment EBITA / EBITA margin (Non-GAAP)	$250	$298	27.1%	28.4%

Measurement & Analytical Adjusted EBITA	FY22	FY23	FY22	FY23
Business Segment EBIT / EBIT margin (GAAP)	$785	$936	24.4%	26.0%
Amortization of intangibles and restructuring and related costs	24	40	0.8%	1.1%
Adjusted Business Segment EBITA / EBITA margin (Non-GAAP)	$809	$976	25.2%	27.1%

Discrete Automation Adjusted EBITA	Q4 2022	Q4 2023	Q4 2022	Q4 2023
Business Segment EBIT / EBIT margin (GAAP)	$177	$131	24.6%	19.7%
Amortization of intangibles and restructuring and related costs	3	14	(0.5)%	2.1%
Adjusted Business Segment EBITA / EBITA margin (Non-GAAP)	$180	$145	24.1%	21.8%

Discrete Automation Adjusted EBITA	FY22	FY23	FY22	FY23
Business Segment EBIT / EBIT margin (GAAP)	$542	$509	20.7%	19.3%
Amortization of intangibles and restructuring and related costs	30	56	1.2%	2.1%
Adjusted Business Segment EBITA / EBITA margin (Non-GAAP)	$572	$565	21.9%	21.4%

Safety & Productivity Adjusted EBITA	Q4 2022	Q4 2023	Q4 2022	Q4 2023
Business Segment EBIT / EBIT margin (GAAP)	$51	$78	15.1%	21.9%
Amortization of intangibles and restructuring and related costs	16	5	4.8%	1.6%
Adjusted Business Segment EBITA / EBITA margin (Non-GAAP)	$67	$83	19.9%	23.5%

Safety & Productivity Adjusted EBITA	FY22	FY23	FY22	FY23
Business Segment EBIT / EBIT margin (GAAP)	$250	$306	17.8%	22.0%
Amortization of intangibles and restructuring and related costs	36	26	2.5%	1.9%
Adjusted Business Segment EBITA / EBITA margin (Non-GAAP)	$286	$332	20.3%	23.9%

Intelligent Devices Adjusted EBITA	Q4 2022	Q4 2023	Q4 2022	Q4 2023
Business Segment EBIT / EBIT margin (GAAP)	$646	$731	21.7%	23.2%
Amortization of intangibles and restructuring and related costs	84	80	2.8%	2.6%
Adjusted Business Segment EBITA / EBITA margin (Non-GAAP)	$730	$811	24.5%	25.8%

Intelligent Devices Adjusted EBITA	FY22	FY23	FY22	FY23
Business Segment EBIT / EBIT margin (GAAP)	$2,169	$2,616	20.0%	22.6%
Amortization of intangibles and restructuring and related costs	259	238	2.4%	2.0%
Adjusted Business Segment EBITA / EBITA margin (Non-GAAP)	$2,428	$2,854	22.4%	24.6%

Control Systems & Software Adjusted EBITA	Q4 2022	Q4 2023	Q4 2022	Q4 2023
Business Segment EBIT / EBIT margin (GAAP)	$143	$151	20.8%	21.1%
Amortization of intangibles and restructuring and related costs	9	7	1.2%	1.1%
Adjusted Business Segment EBITA / EBITA margin (Non-GAAP)	$152	$158	22.0%	22.2%

Control Systems & Software Adjusted EBITA	FY22	FY23	FY22	FY23
Business Segment EBIT / EBIT margin (GAAP)	$437	$529	18.2%	20.3%
Amortization of intangibles and restructuring and related costs	33	31	1.4%	1.2%
Adjusted Business Segment EBITA / EBITA margin (Non-GAAP)	$470	$560	19.6%	21.5%

AspenTech Adjusted EBITA	Q4 2022	Q4 2023	Q4 2022	Q4 2023
Business Segment EBIT / EBIT margin (GAAP)	$(39)	$(47)	(15.2)%	(18.7)%
Amortization of intangibles and restructuring and related costs	120	123	48.1%	48.9%
Adjusted Business Segment EBITA / EBITA margin (Non-GAAP)	$81	$76	32.9%	30.2%

AspenTech Adjusted EBITA	FY22	FY23	FY22	FY23
Business Segment EBIT / EBIT margin (GAAP)	$12	$(107)	1.9%	(10.3)%
Amortization of intangibles and restructuring and related costs	237	487	36.1%	46.7%
Adjusted Business Segment EBITA / EBITA margin (Non-GAAP)	$249	$380	38.0%	36.4%

Software and Control Adjusted EBITA	Q4 2022	Q4 2023	Q4 2022	Q4 2023
Business Segment EBIT / EBIT margin (GAAP)	$104	$104	11.2%	10.8%
Amortization of intangibles and restructuring and related costs	129	130	13.7%	13.5%
Adjusted Business Segment EBITA / EBITA margin (Non-GAAP)	$233	$234	24.9%	24.3%

Software and Control Adjusted EBITA	FY22	FY23	FY22	FY23
Business Segment EBIT / EBIT margin (GAAP)	$449	$422	14.7%	11.6%
Amortization of intangibles and restructuring and related costs	270	518	8.8%	14.2%
Adjusted Business Segment EBITA / EBITA margin (Non-GAAP)	$719	$940	23.5%	25.8%

Total Business Segment Adjusted EBITA Margin	Q4 2022	Q4 2023	Q4 2022	Q4 2023	Change
Pretax earnings / margin (GAAP)	$603	$904	15.5%	22.1%	660 bps
Corporate items and interest expense, net	147	(69)	3.8%	(1.7)%	(550) bps
Total Business Segment EBIT / margin	$750	$835	19.3%	20.4%	110 bps
Amortization of intangibles and restructuring and related costs	$213	$210	5.4%	5.1%	(30) bps
Adjusted Total Business Segment EBITA / margin (Non-GAAP)	$963	$1,045	24.7%	25.5%	80 bps

Total Business Segment Adjusted EBITA Margin	FY22	FY23	FY22	FY23	Change
Pretax earnings / margin (GAAP)	$2,432	$2,726	17.6%	18.0%	40 bps
Corporate items and interest expense, net	186	312	1.4%	2.0%	60 bps
Total Business Segment EBIT / margin	$2,618	$3,038	19.0%	20.0%	100 bps
Amortization of intangibles and restructuring and related costs	$529	$756	3.8%	5.0%	120 bps
Adjusted Total Business Segment EBITA / margin (Non-GAAP)	$3,147	$3,794	22.8%	25.0%	220 bps

Cash Flow	Q4 FY22	Q4 FY23	Change
Operating cash flow (GAAP)	$813	$1,007	24%
Capital expenditures	(100)	(169)	(7)%
Free cash flow (Non-GAAP)	$713	$838	17%

Cash Flow	FY22	FY23	Change	FY24E ($ in billions)
Operating cash flow (GAAP)	$2,048	$2,726	33%	$3.0 - $3.1
Capital expenditures	(299)	(363)	2%	~(0.4)
Free cash flow (Non-GAAP)	$1,749	$2,363	35%	$2.6 - $2.7

Note 1: Underlying sales and orders exclude the impact of significant acquisitions, divestitures and currency translation.
Note 2: All fiscal year 2024E figures are approximate, except where range is given.